Exhibit 10.4

Execution Version

SECOND AMENDMENT

SECOND AMENDMENT TO Cash Flow CREDIT AGREEMENT (this “Second Amendment”), dated as of April 15, 2021, among CORNERSTONE BUILDING BRANDS, INC., a Delaware corporation (together with its successors and assigns, the “Borrower”), the several banks and financial institutions parties hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below (as amended by this Second Amendment).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Cash Flow Credit Agreement dated as of April 12, 2018 (as amended by the First Amendment, dated as of November 14, 2018, and as the same may be further amended, supplemented, waived or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to Subsection 2.10 of the Credit Agreement, the Borrower has requested that the Initial Revolving Commitment outstanding immediately prior to the Second Amendment Effective Date (the “Existing Revolving Commitment”) of each Person set forth on Annex I hereto (the “Extending Revolving Lenders”) be converted to extend the scheduled termination date of such Existing Revolving Commitments and each Extending Revolving Lender has agreed to extend the scheduled termination date of such Existing Revolving Commitments (such Existing Revolving Commitments as extended, the “Extended Initial Revolving Commitments”), in each case subject to the terms and conditions set forth herein;

WHEREAS, each Extending Revolving Lenders’ Existing Revolving Commitment shall be terminated upon the effectiveness of this Second Amendment, and shall be replaced by an Extended Initial Revolving Commitment in an aggregate amount as set forth on Annex I hereto; and

WHEREAS, JPMorgan Chase Bank, N.A., Deutsche Bank Securities Inc., UBS Securities LLC, Barclays Bank PLC, Royal Bank of Canada, Jefferies Finance LLC, MUFG Union Bank, N.A., Natixis, New York Branch, Société Générale and Crédit Agricole Corporate and Investment Bank are the joint lead arrangers and joint bookrunners for this Second Amendment and the Extended Initial Revolving Commitments (in such capacity, the “Second Amendment Lead Arrangers”).

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.      Agreements and Amendment of the Credit Agreement.

(a)            Certain Agreements.

(i)            Any commitment fees under Subsection 4.5(c) of the Credit Agreement and any Letter of Credit fees under Subsection 2.6 of the Credit Agreement, in each case, accrued to, but not including, the Second Amendment Effective Date, shall be paid in full in cash on the Second Amendment Effective Date, it being understood and agreed that such fees pursuant to such Subsections shall accrue for the account of the Extending Revolving Lenders from and after the Second Amendment Effective Date. Any accrued and unpaid interest on Revolving Loans outstanding immediately prior to the Second Amendment Effective Date, accrued to, but not including the Second Amendment Effective Date, shall be paid in full in cash on the Second Amendment Effective Date, it being understood and agreed that interest shall accrue for the account of the Extending Revolving Lenders from and after the Second Amendment Effective Date.

(ii)            Unless the context shall otherwise require, the Extending Revolving Lenders shall constitute “Revolving Lenders” and “Lenders,” the Extended Initial Revolving Commitments shall constitute “Initial Revolving Commitments”, “Extended Revolving Commitments” and “Commitments” and revolving loans made pursuant to the Extended Initial Revolving Commitments shall constitute “Initial Revolving Loans” and “Loans,” in each case for all purposes of the Credit Agreement and the other Loan Documents.

(iii)            Each Issuing Bank and each Extending Revolving Lender hereby agrees that, notwithstanding the termination of the Existing Revolving Commitments, the Letters of Credit outstanding on the Second Amendment Effective Date shall remain outstanding, and each Extending Revolving Lender further agrees that it shall be bound by the applicable provisions of Subsection 2.6 of the Credit Agreement in respect thereof.

(iv)            On the Second Amendment Effective Date (as defined in Section 2 hereof), (i) the Borrower and Extending Revolving Lenders shall, in coordination with the Administrative Agent, (x) repay applicable Revolving Loans outstanding on such Second Amendment Effective Date of certain Revolving Lenders, and (in the case of Extending Revolving Lenders only) purchase applicable Revolving Loans from certain other Revolving Lenders, and (y) take such other actions as reasonably may be required by the Administrative Agent as shall be necessary in order that, after giving effect to all such repayments, purchases and other actions, the Revolving Lenders effectively participate in each of the outstanding Revolving Loans pro rata on the basis of their Revolving Commitment Percentages (determined after giving effect to this Second Amendment), and (ii) the Borrower shall pay to the Revolving Lenders any costs of the type referred to in Subsection 4.12 of the Credit Agreement in connection with any repayment of Revolving Loans required pursuant to the preceding clause (i).

(b)            Initial Amendments. Each Extending Revolving Lender, Issuing Bank, Swing Line Lender and the Administrative Agent hereby agrees that the Credit Agreement is hereby amended as follows:

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(i)            Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new definitions, to appear in proper alphabetical order:

““Extended Initial Revolving Commitments”: as defined in the Second Amendment. As of the Second Amendment Effective Date, immediately after giving effect to the Second Amendment, the aggregate amount of the Extended Initial Revolving Commitments of the Lenders is $92,000,000. Unless the context shall otherwise require, Extended Initial Revolving Commitments shall constitute “Initial Revolving Commitments” and “Commitments” and revolving loans made pursuant to the Extended Initial Revolving Commitments shall constitute “Initial Revolving Loans” and “Loans,” in each case for all purposes of this Agreement and the other Loan Documents.”

““Non-Extending Revolving Lender”: any Revolving Lender that did not consent to the extension of such Lender’s Initial Revolving Commitment pursuant to the Second Amendment. As of the Second Amendment Effective Date, the aggregate amount of the Initial Revolving Commitments of the Non-Extending Revolving Lenders is $23,000,000.”

““Second Amendment”: the Second Amendment to Credit Agreement, dated as of April 15, 2021, by and among the Loan Parties, the Revolving Lenders and Issuing Banks party thereto and the Administrative Agent and Swing Line Lender.”

““Second Amendment Effective Date”: April 15, 2021.”

(ii)            Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition of “Initial Revolving Maturity Date” as follows:

““Initial Revolving Maturity Date”: April 12, 2026.”

(iii)            The Schedules to the Credit Agreement are hereby amended by deleting Schedule A in its entirety and replacing it with Annex I hereto.

(c)            Further Agreements and Amendments. For the avoidance of doubt, (i) at any time prior to the Initial Revolving Maturity Date with respect to Loans made by Non-Extending Revolving Lenders, all borrowings and repayments of Revolving Loans shall be pro rata between Extending Revolving Lenders and Non-Extending Revolving Lenders in accordance with their respective Revolving Commitment Percentages (except for (A) payments of interest and fees at different rates on Extended Initial Revolving Commitments (and related outstandings) and (B) repayments required upon the maturity date of the Commitments of Non-Extending Revolving Lenders (i.e. April 12, 2023)) and (ii) on the Initial Revolving Maturity Date with respect to Loans made by Non-Extending Revolving Lenders, (x) the aggregate amount of participations in Letters of Credit held by Revolving Lenders shall be deemed to be reallocated so that the participations of the Revolving Lenders in outstanding Letters of Credit shall be in proportion to their respective Revolving Commitments after giving effect to such Initial Revolving Maturity Date and the Extending Revolving Lenders shall purchase Revolving Loans from the Non-Extending Revolving Lenders so that the Revolving Loans held by Extending Revolving Lenders shall be in proportion to their respective Revolving Commitments after giving effect to such Initial Revolving Maturity Date and (y) to the extent that, after giving effect to the reallocations and transfers pursuant to the preceding clause (x), the aggregate principal amount of the Revolving Loans and Swing Line Loans then outstanding, when added to the sum of the then outstanding L/C Obligations, exceeds the Revolving Commitments after giving effect to such Initial Revolving Maturity Date, the Borrower shall prepay the Revolving Loans and Swing Line Loans by the amount of such excess. For the avoidance of doubt, following the Second Amendment Effective Date, the Extended Initial Revolving Commitments shall be deemed to constitute a separate and distinct Tranche of Revolving Commitments from the Initial Revolving Commitments as in effect immediately prior to the Second Amendment Effective Date, and, on the Second Amendment Effective Date, the Initial Revolving Commitment of each of the Extending Revolving Lenders shall be deemed to have been automatically and permanently terminated and replaced by the Extended Initial Revolving Commitment of such Extending Revolving Lender.

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Section 2.      Conditions to Effectiveness.

(a)        Section 1 of this Second Amendment shall become effective on the date (such date, if any, the “Second Amendment Effective Date”) on which the following conditions shall have been satisfied or waived:

(i)        Amendment. The Administrative Agent shall have received this Second Amendment executed and delivered by a duly authorized officer of the Borrower, each Guarantor, the Swing Line Lender, each Issuing Bank and each Extending Revolving Lender, which shall be an original or facsimile or “.pdf” or “tiff” file unless otherwise specified, and dated as of the Second Amendment Effective Date.

(ii)        Legal Opinions. The Administrative Agent shall have received the following executed legal opinions, each in form and substance reasonably satisfactory to the Administrative Agent:

(1)            executed legal opinion of Debevoise & Plimpton LLP, counsel to the Borrower; and

(2)            executed legal opinion of Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Borrower.

(iii)        Officer’s Certificate. The Administrative Agent shall have received a certificate from the Borrower, dated the Second Amendment Effective Date, certifying the satisfaction of the condition set forth in clause (vi).

(iv)        Fees. The Administrative Agent and the Extending Revolving Lenders, respectively, shall have received all fees related to this Second Amendment payable to them to the extent due.

(v)        Secretary’s Certificate. The Administrative Agent shall have received a certificate from the Loan Parties, dated the Second Amendment Effective Date, substantially in the form of Exhibit F to the Credit Agreement, with appropriate insertions and attachments of resolutions or other actions, evidence or incumbency and the signature of authorized signatories and Organizational Documents, executed by a Responsible Officer and the Secretary or any Assistant Secretary or other authorized representative of such Loan Party.

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(vi)            No Default. There shall not exist any Default or Event of Default under the Credit Agreement.

(vii)         Refinancing/Extension of Initial Term Loan Facility. The Administrative Agent shall have received, substantially simultaneously with the Second Amendment Effective Date, a duly executed version of an amendment to the Credit Agreement, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which the Initial Term Loan Facility shall have been refinanced in full with maturity extended to no earlier than April 12, 2027.

The execution and delivery of this Second Amendment by the Administrative Agent, the Extending Revolving Lenders, Issuing Banks and the Swing Line Lender shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent, each Extending Revolving Lender, the Issuing Banks and the Swing Line Lender that each of the conditions precedent set forth in Section 2 of this Second Amendment shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

Section 3.      Representations and Warranties. In order to induce the Lenders to consent to this Second Amendment, the Borrower with respect to itself and its Restricted Subsidiaries represents and warrants to each of the Extending Revolving Lenders and the Agents that on and as of the Second Amendment Effective Date after giving effect to this Second Amendment:

(a)            the execution, delivery and performance by each Loan Party party hereto of this Second Amendment are within the such Loan Party’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action, and will not (i) violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect, (ii) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) on any of such Loan Party’s properties or revenues pursuant to any such Requirement of Law or Contractual Obligation and (iii)  violate any provision of the Organizational Documents of such Loan Party or any of the Restricted Subsidiaries, except (other than with respect to the Borrower) as would not reasonably be expected to have a Material Adverse Effect;

(b)             this Second Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

(c)            after giving effect to the amendments set forth in this Second Amendment, all representations and warranties contained in the Credit Agreement and any other Loan Document are true and correct in all material respects on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

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Section 4.      Waiver. Notwithstanding anything contained in Subsection 2.8 of the Credit Agreement to the contrary, the parties hereto hereby waive any notice requirement or delivery of any certificates or deliverables in addition to those required by Section 2 hereof with respect to the Extended Initial Revolving Commitments and any revolving loans made pursuant to thereto.

Section 5.      Effects on Loan Documents; Acknowledgement.

(a)            Except as expressly set forth herein, this Second Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents on the Second Amendment Effective Date. This Second Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Second Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Second Amendment. Each of the Loan Parties hereby consents to this Second Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement, as amended hereby. The term “Indemnitees” in the Credit Agreement shall be construed to include the Second Amendment Lead Arrangers in their capacities as such.

(b)            Without limiting the foregoing, each of the Loan Parties party to the Guarantee and Collateral Agreement and the other Security Documents, in each case as amended, supplemented, waived or otherwise modified from time to time, hereby (i) acknowledges and agrees that the Extended Initial Revolving Commitments are Commitments and the Extending Revolving Lenders are Lenders, (ii) acknowledges and agrees that all of its obligations under the Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by such Loan Party to the Collateral Agent for the benefit of the Secured Parties (including the Extending Revolving Lenders) and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement, (iv) acknowledges and agrees that the grants of security interests by and the guaranties of such Loan Party contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to the Second Amendment and (v) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the Guarantee and Collateral Agreement) include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, the Revolving Loans made pursuant to the Extended Initial Revolving Commitments.

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Section 6.      Lender Consents and Authorization.

(a)            Each Extending Revolving Lender (i) represents and warrants that it is legally authorized to enter into this Second Amendment; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Subsections 5.1 and 7.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment; (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes each applicable Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to each such Agent, as applicable, by the terms thereof, together with such powers as are incidental thereto; (v) hereby affirms the acknowledgements and representations of such Extending Revolving Lender as a Lender contained in Subsection 10.5 of the Credit Agreement; provided, however, that the reference to the “Confidential Information Memorandum” in the second sentence thereof shall instead refer to that certain Lender Presentation dated March 22, 2021 and furnished to the lenders on March 22, 2021; and (vi) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with the terms of the Credit Agreement all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, including its obligations pursuant to Subsection 11.16 of the Credit Agreement, and, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Subsection 4.11(b) of the Credit Agreement.

(b)            Each Extending Revolving Lender has delivered or shall deliver herewith to the Borrower and the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Extending Revolving Lender may be required to deliver to the Borrower and the Administrative Agent pursuant to Subsection 4.11 of the Credit Agreement.

(c)              For purposes of the Credit Agreement, the initial notice address of such Extending Revolving Lender shall be as set forth in Annex I hereto.

(d)            Upon execution, delivery and effectiveness hereof, the Administrative Agent will record the Extended Initial Revolving Commitment of such Extending Revolving Lender in the Register.

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Section 7.      Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for (1) all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, and (2) the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, as counsel to the Administrative Agent (and, for the avoidance of doubt, not of counsel to any other Extending Revolving Lender).

Section 8.      Execution in Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts (including by facsimile and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Second Amendment signed by all the parties shall be delivered to the Borrower and the Administrative Agent. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document signed in connection with this Second Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 9.      Governing Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. THE PROVISIONS OF SUBSECTION 11.13 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS SECOND AMENDMENT AS IF SET FORTH HEREIN, MUTATIS MUTANDIS. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 10.      Headings. The headings of this Second Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed, all as of the date first written above.

CORNERSTONE BUILDING BRANDS, INC.,
as Borrower

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
Title: Executive Vice President, Chief Financial Officer and Chief Accounting Officer

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

The entities listed below (the “Guarantors”) acknowledge and consent to each of the foregoing provisions of this Second Amendment. The Guarantors further acknowledge and agree that all Obligations with respect to this Second Amendment shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement, in accordance with the terms and provisions thereof.

GUARANTORS:

ALENCO BUILDING PRODUCTS MANAGEMENT, L.L.C.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

ALENCO EXTRUSION GA, L.L.C.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

ALENCO EXTRUSION MANAGEMENT, L.L.C.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

ALENCO HOLDING CORPORATION

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

ALENCO INTERESTS, L.L.C.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

ALENCO TRANS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

ALENCO WINDOW GA, L.L.C.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

ALUMINUM SCRAP RECYCLE, L.L.C.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

ATRIUM CORPORATION

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

ATRIUM EXTRUSION SYSTEMS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

ATRIUM INTERMEDIATE HOLDINGS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

ATRIUM PARENT, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

AMERICAN SCREEN MANUFACTURERS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

ATRIUM WINDOWS AND DOORS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

AWC ARIZONA, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

AWC HOLDING COMPANY

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

BRIDEN ACQUISITION, LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

BROCKMEYER ACQUISITION, LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

CANYON ACQUISITION, LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

CENTRIA

By: NCI Group, Inc., its general partner

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

By: Robertson-Ceco II Corporation, its general partner

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

CENTRIA SERVICES GROUP, LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

CENTRIA, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

CHAMPION WINDOW, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

ENVIRONMENTAL MATERIALS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

ENVIRONMENTAL MATERIALS, LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

ENVIRONMENTAL MATERIALS L.P.

By: Environmental Materials, Inc., its general partner

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

ENVIRONMENTAL STONEWORKS, LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

ENVIRONMENTAL STUCCO LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

FOUNDATION LABS BY PLY GEM, LLC

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

GLAZING INDUSTRIES MANAGEMENT, L.L.C.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

GREAT LAKES WINDOW, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

KLEARY MASONRY, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

KROY BUILDING PRODUCTS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

MASTIC HOME EXTERIORS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

MW MANUFACTURERS INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

MWM HOLDING, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

NAPCO, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

NCI GROUP, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

NEW ALENCO EXTRUSION, LTD.

By: Alenco Extrusion Management, L.L.C., its general partner

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

NEW ALENCO WINDOW, LTD.

By: Alenco Building Products Management, L.L.C., its general partner

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

NEW GLAZING INDUSTRIES, LTD.

By: Glazing Industries Management, L.L.C., its general partner

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

PLY GEM HOLDINGS, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

PLY GEM PACIFIC WINDOWS CORPORATION

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

PLY GEM SPECIALTY PRODUCTS, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

PLY GEM INDUSTRIES, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

ROBERTSON-CECO II CORPORATION

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

SCHUYLKILL STONE, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

SILVER LINE BUILDING PRODUCTS LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

SIMEX, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

SIMONTON BUILDING PRODUCTS LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

SIMONTON INDUSTRIES, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

SIMONTON WINDOWS & DOORS, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

SIMONTON WINDOWS, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

ST. CROIX ACQUISITION, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

STEELBUILDING.COM, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

TALUS SYSTEMS, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

THERMAL INDUSTRIES, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

VARIFORM, INC.

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

VAN WELL ACQUISITION, LLC

By:	/s/ Jeffrey S. Lee
Name:	Jeffrey S. Lee
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ James Shender
Name: James Shender
Title: Executive Director

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Swing Line Lender

By:	/s/ James Shender
Name: James Shender
Title: Executive Director

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

BARCLAYS BANK PLC,
as an Extending Revolving Lender and an Issuing Bank

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as an Extending Revolving Lender and an Issuing Bank

By:	/s/ Thibault Rosset
Name: Thibault Rosset
Title: Managing Director

By:	/s/ Amin Issa
Name: Amin Issa
Title: Director

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

Deutsche Bank AG New York Branch,
as an Extending Revolving Lender and an Issuing Bank

By:	/s/ Michael Strobel
Name: Michael Strobel
Title: Vice President

By:	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Vice President

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

JEFFERIES FINANCE LLC,
as an Extending Revolving Lender and an Issuing Bank

By:	/s/ J.R. Young
Name: J.R. Young
Title: Managing Director

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

JPMORGAN CHASE BANK, N.A.
as Administrative Agent, Swing Line Lender, Extending Revolving Lender
and Issuing Bank

By:	/s/ James Shender
Name: James Shender
Title: Executive Director

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

MUFG Union Bank, N.A.,
as an Extending Revolving Lender and an Issuing Bank

By:	/s/ Mario Perricone
Name: Mario Perricone
Title: Vice President

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

NATIXIS NEW YORK BRANCH, as an Extending Revolving Lender and an Issuing Bank

By:	/s/ Michael Bergin
Name: Michael Bergin
Title: Vice President

By:	/s/ Michael J. Lardieri
Name: Michael J. Lardieri
Title: Director

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

ROYAL BANK OF CANADA,
as an Extending Revolving Lender and an Issuing Bank

By:	/s/ Brian Hueter
Name: Brian Hueter
Title: Authorized Signatory

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

SOCIETE GENERALE,
as an Extending Revolving Lender and an Issuing Bank

By:	/s/ Pranav Chandra
Name: Pranav Chandra
Title: Managing Director

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

UBS AG, STAMFORD BRANCH,
as Administrative Agent, Collateral Agent, a Lender, an Issuing Lender and Swingline Lender

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Director

By:	/s/ Anthony Joseph
Name: Anthony Joseph
Title: Associate Director

[Signature Page to Second Amendment to Cash Flow Credit Agreement]

Annex I

SCHEDULE A

Commitments and Addresses

INITIAL TERM LOAN COMMITMENT

LENDER	COMMITMENT	Address
JPMorgan Chase Bank, N.A.	$1,755,000,000.00	383 Madison Avenue New York, New York 10179
TOTAL:	$1,755,000,000.00

INITIAL REVOLVING COMMITMENTs

Extended Initial Revolving Commitments

rEVOLVING LENDER	COMMITMENT	Address
JPMorgan Chase Bank, N.A.	$11,500,000.00	383 Madison Avenue New York, New York 10179
Deutsche Bank AG New York Branch	$11,500,000.00	60 Wall Street New York, New York 10005
UBS AG, Stamford Branch	$11,500,000.00	1285 Avenue of the Americas New York, New York 10019
Barclays Bank PLC	$11,500,000.00	745 Seventh Avenue New York, NY 10019
Royal Bank of Canada	$11,500,000.00	200 Vesey Street New York, New York 10281
Jefferies Finance LLC	$6,900,000.00	520 Madison Avenue New York, New York 10022
MUFG Union Bank, N.A.	$6,900,000.00	1221 Avenue of the Americas New York, New York 10020
Natixis, New York Branch	$6,900,000.00	1251 Avenue of the Americas New York, New York 10020
Société Générale	$6,900,000.00	245 Park Avenue New York, NY 10167
Crédit Agricole Corporate and Investment Bank	$6,900,000.00	1301 Avenue of the Americas New York, NY 10019
TOTAL:	$92,000,000.00

Initial Revolving Commitments of Non-Extending Revolving Lenders

rEVOLVING LENDER	COMMITMENT	Address
Cent CLO 21 Limited	$3,200,000.00	Queensgate House, South Church Street George Town, Grand Cayman KY1-1102
Cent CLO 24 Limited	$3,725,000.00	Queensgate House, South Church Street George Town, Grand Cayman KY1-1102
Columbia Cent CLO 27 Limited	$2,200,000.00	Queensgate House, South Church Street George Town, Grand Cayman KY1-1102
Columbia Cent CLO 28 Limited	$2,375,000.00	Queensgate House, South Church Street George Town, Grand Cayman KY1-1102
KKR Revolving Credit Partners II	$11,500,000.00	601 Travis Street, 16th Floor Houston, TX 77002
TOTAL:	$23,000,000.00